Fair Value Measurement - Summary of Estimated Amortized Cost and Fair Value of Available-for-Sale Securities by Contractual Maturity (Details) $ in Thousands	Dec. 31, 2020 USD ($)
Investments Debt And Equity Securities [Abstract]
Fair Value, Due within one year	$ 895,830
Fair Value, Due after one year and through five years	93,731
Total Fair Value	989,561
Amortized Cost, Due within one year	895,867
Amortized Cost, Due after one year and through five years	93,725
Total Amortized Cost	$ 989,592